U.S. Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

AUGUST 13, 2007
Date of Report (Date of earliest event Reported)

MESA LABORATORIES, INC.
(Exact Name of Small Business Issuer as Specified in its Charter)

Commission File Number: 0-11740

COLORADO (State or other Jurisdiction of Incorporation or Organization)	84-0872291 (I.R.S. Employer Identification No.)

12100 WEST SIXTH AVENUE, LAKEWOOD, COLORADO (Address of Principal Executive Offices)	80228 (Zip Code)

Issuer’s telephone number, including area code: (303) 987-8000

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): ☐

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 REGULATION FD DISCLOSURE.

        Pursuant to the interim guidance provided in Release No. 33-8216, the disclosure being furnished in this Form 8-K is being furnished under Item 12, “Results of Operations and Financial Condition,” of form 8-K.

        On August 13, 2007, Mesa Laboratories, Inc. issued a press release describing its results of operations for its first quarter ended June 30, 2007. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

d)	Exhibits:

99.1 Press Release issued August 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESA LABORATORIES, INC. (Issuer)

DATED: August 13, 2007	BY:	/s/ Luke R. Schmieder Luke R. Schmieder Chief Executive Officer, Treasurer and Chairman of the Board of Directors

INDEX TO EXHIBITS

Exhibit No. 99.1	Description Press release dated August 13, 2007	Method of Filing Filed herewith